EXHIBIT 10.5
AMENDMENT NO. 1 TO
GENERATIONS HOLDING, INC. 2008 STOCK PURCHASE AND OPTION PLAN
This Amendment No. 1 to the Generations Holding, Inc. 2008 Stock Purchase and Option Plan (the “Plan”) by Ancestry.com Inc. (formerly known as Generations Holding, Inc. and referred to herein as the “Company”) is effective February 10, 2011.
W I T N E S S E T H:
WHEREAS, the Company previously adopted the Plan for the benefit of eligible service providers;
WHEREAS, pursuant to Section 12 of the Plan, the Company’s Board of Directors (the “Board”) may amend the Plan at any time;
WHEREAS, the Company desires to amend the Plan to clarify that the Compensation Committee of the Board, as the administrator of the Plan, has the authority to adjust, modify and amend the terms of outstanding Options (as defined in the Plan) and any other awards granted under the Plan, including, but not limited to, the ability to accelerate vesting and/or exercisability of outstanding Options and any other awards granted under the Plan; and
WHEREAS, the Board has approved of this Amendment No. 1 to the Plan.
NOW, THEREFORE, effective February 10, 2011, the Plan is hereby amended as follows:
1. Section 1 of the Plan is hereby amended by adding the following new sentence to the end thereof:
“In the event a provision in an agreement evidencing an Option or any other award granted under the Plan is inconsistent or conflicts with the provisions of the Plan, the provisions of the Plan will govern and prevail.”
2. The first paragraph of Section 5 of the Plan is hereby amended by adding the following new clause (f) thereto immediately following clause (e) and designating the existing clause (f) as a new clause (g):
“, (f) to adjust, modify or amend Options or any other awards granted under the Plan in any manner (subject to the applicable Participant’s written consent with respect to any adjustment, modification or amendment that has a material adverse effect on the Participant),”
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IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment No. 1 to the Plan as of the day and year set forth above.

ANCESTRY.COM INC.
By:	/s/ William C. Stern
William C. Stern
	Title:	General Counsel